UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 19, 2004


                              WCA Waste Corporation
             (Exact name of registrant as specified in its charter)


               Delaware               000-50808              20-0829917
     (State or other jurisdiction    (Commission            (IRS Employer
          of incorporation)          File Number)         Identification No.)


         One Riverway, Suite 1400
             Houston, Texas                                    77056
   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (713) 292-2400


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     On November 15, 2004, WCA Waste Corporation issued a press release announcing the acquisition of Rural Disposal, Inc., a collection company located in Willow Springs, Missouri. A copy of the press release is filed as Exhibit
99.1 hereto and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

       (c)     Exhibits.

               Exhibit 99.1 WCA Waste Corporation Press Release, dated November 15, 2004, announcing the acquisition of Rural Disposal, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   WCA WASTE CORPORATION


Date: November 19, 2004                            /s/ Charles A. Casalinova
                                                   -----------------------------
                                                   Charles A. Casalinova
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit      Description
-------      -----------

  99.1 WCA Waste Corporation Press Release, dated November 15, 2004, announcing the acquisition of Rural Disposal, Inc.